UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
March 14, 2023
Date of Report (Date of earliest event reported)
PARATEK PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36066	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

75 Park Plaza Boston, MA	02116
(Address of principal executive offices)	(Zip Code)
(617) 807-6600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRTK	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 9, 2023 the Board of Directors (the “Board”) of Paratek Pharmaceuticals, Inc. (the “Company”) approved the Company’s Amended and Restated Bylaws (as so amended and restated, the “Amended Bylaws”), effective as of such date. Among other matters, the Amended Bylaws update certain procedural requirements related to director nominations by stockholders in light of the recently adopted “universal proxy” rules of the Securities and Exchange Commission (“SEC”) and reflect certain other administrative changes resulting from the “universal proxy” rules and recent amendments to the Delaware General Corporation Law (the “DGCL”).
With respect to stockholder nominees to the Board, updates to the Amended Bylaws provide, among other things, that stockholders must appear at the stockholder meeting to present a nomination or other business and a prohibition on additional or substitute nominations following the expiration of the time periods set forth in the Amended Bylaws for timely written notice. Additional changes to the Amended Bylaws include (i) removing the requirement for the Company to produce and keep for inspection by any stockholder at the time and place of a meeting of stockholders a complete list of the stockholders entitled to vote at such meeting, (ii) setting forth additional requirements regarding the information stockholders must submit and representations stockholders must make in connection with providing advance notice of stockholder meeting proposals and director nominations, (iii) providing that notice of an adjourned meeting shall be given in accordance with the DGCL, (iv) requiring that a stockholder comply with the requirements of the SEC’s newly adopted Rule 14a-19, as applicable, and (v) requiring that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Company.
The foregoing summary of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full copy of the Amended Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.
(d)Exhibits.

Number	Description
3.1	Amended and Restated Bylaws of Paratek Pharmaceuticals, Inc., as adopted on March 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2023	PARATEK PHARMACEUTICALS, INC.

	By:	/s/ William M. Haskel
Name: William M. Haskel
Title: Chief Legal Officer, General Counsel and Corporate Secretary